UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR/A

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7420

Exact name of registrant as specified in charter:
Delaware Investments Minnesota Municipal Income Fund II, Inc.

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: March 31.

Date of reporting period: March 31, 2006


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The following disclosure supercedes Item 8 of the registrant's Form N-CSR filed on June 7, 2006 (Accession No. 0001206774-06-001289). All other disclosure in the registrant's Form N-CSR filed on June 7, 2006 remains unchanged.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Information related to the registrant's portfolio managers is listed below. Unless otherwise noted, the information in this chart is provided as of March 31, 2006.

As of the date of this Form N-CSR, Joseph R. Baxter, Robert F. Collins and Denise A. Franchetti manage the Fund and have equal responsibilities in managing the Fund.

Joseph R. Baxter

Senior Vice President, Head of Municipal Bond Department,
Senior Portfolio Manager
Mr. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Before joining Delaware Investments, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Mr. Baxter received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA

Senior Vice President, Senior Portfolio Manager
Mr. Collins joined Delaware Investments in 2004 and is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Prior to joining Delaware Investments, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Mr. Collins earned a bachelor's degree in economics from Ursinus College, and he is also a former president of the Financial Analysts of Wilmington, Delaware.

Denise A. Franchetti, CFA

Vice President, Portfolio Manager, Senior Research Analyst
Ms. Franchetti joined Delaware Investments in 1997 as a research analyst for the municipal bond group. Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/toll, and transportation sectors for the group. In 2003, she was also named as portfolio manager on several of the tax-exempt funds in addition to her research duties. Previously, Ms. Franchetti was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Ms. Franchetti received her bachelor's degree and an MBA from LaSalle University, and she is a member of the CFA Society of Philadelphia.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of March 31, 2006.


                                                                                        Total Assets in
                                                                No. of Accounts with     Accounts with
                                 No. of          Total Assets     Performance-Based       Performance-
                                Accounts           Managed              Fees               Based Fees
                                ________           _______              ____               __________

Joseph R. Baxter

Registered Investment              21           $3.6 billion             0                    $0
Companies
Other Pooled Investment            0                 $0                  0                    $0
Vehicles
Other Accounts                     26           $1.3 billion             0                    $0

Robert F. Collins

Registered Investment              21           $3.6 billion             0                    $0
Companies
Other Pooled Investment             0                $0                  0                    $0
Vehicles
Other Accounts                     32           $1.3 billion             0                    $0

Denise A. Franchetti

Registered Investment
Companies                           0                $0                  0                    $0
Other Pooled Investment
Vehicles                            0                $0                  0                    $0
Other Accounts                      6          $386.3 million            0                    $0



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Description of Material Conflicts Of Interest

     Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Fund and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

     A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

     Each portfolio manager's compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus - Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 50%-70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.


     Deferred Compensation - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

     The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

     As of March 31, 2006 the Fund's portfolio managers listed below owned the following amounts of Fund shares:

________________________________________________________________________________

FUND                                    PORTFOLIO MANAGER    DOLLAR RANGE OF
____                                    _________________  FUND SHARES OWNED (1)
                                                           _____________________
________________________________________________________________________________

Delaware Investments Minnesota          Baxter                    none
Municipal Income Fund II, Inc.
________________________________________________________________________________

                                        Collins                   none
________________________________________________________________________________

                                        Franchetti                none
________________________________________________________________________________

____________________

(1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Investments Minnesota Municipal
Income Fund II, Inc.


PATRICK P. COYNE
________________________________

By:     Patrick P. Coyne
Title:  Chief Executive Officer
Date:   November 13, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
________________________________

By:     Patrick P. Coyne
Title:  Chief Executive Officer
Date:   November 13, 2006


RICHARD SALUS
________________________________

By:     Richard Salus
Title:  Chief Financial Officer
Date:   November 13, 2006